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                                                                    Exhibit 23.1



                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 14, 2002 (except for Note 19, as to which the date is June 7, 2002) in the Post Effective Amendment No. 5 to the Registration Statement (Form S-4 No. 333-45457) and related Prospectus of Amscan Holdings, Inc.



                                                           /s/ Ernst & Young LLP

Stamford, Connecticut
June 7, 2002